SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2005

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                            (State of Incorporation)


                1-8048                              66-0328885
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        (Commission File No.)          (IRS Employer Identification No.)



                 1385 Akron Street, Copiague, New York    11726
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               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 789-5000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On July 8, 2005, the Company received a Product Purchase Agreement (the "Agreement") executed by Verizon Services Corp. ("Verizon") setting forth the terms of the Agreement pursuant to which the Company will continue to provide product to Verizon, with additional approved products and an expanded territory.

        The Agreement replaces the Company's existing agreement that was scheduled to expire in April 2006. The new Agreement is effective retroactively to April 1, 2005 and is to continue in effect until March 31, 2010 unless earlier terminated for various reasons, including without cause by either party, or extended by mutual written agreement. The Company has been a supplier to Verizon under similar agreements for over 20 years.

        The new Agreement, like the prior agreement, is an "as-ordered" general supply agreement wherein specific quantities of products are not required to be purchased; however, during fiscal years 2005, 2004 and 2003, the Company's sales to Verizon under the prior agreement were approximately $14.0 million, $15.2 million and $13.9 million, respectively. Prices, warranties, benefits, terms and conditions granted to Verizon under the Agreement are fixed, or will be at least as favorable as those granted by the Company to other commercial customers under like or similar circumstances.

        The principal products that will be supplied under the terms of the Agreement are Network Interface Devices (NIDs) for deployment by Verizon in its traditional copper transmission network. A NID houses the Federal Communication Commission mandated demarcation point between telephone operating company ("Telco") owned and subscriber owned property. NIDs typically enclose overvoltage surge protectors that, among other things, allow a Telco to remotely test the integrity of its lines, thereby minimizing costly maintenance dispatches. The products under the new Agreement incorporate the Company's sealing technologies and other components, including DSL enabling electronics.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TII NETWORK TECHNOLOGIES, INC.


Date: July 13, 2005                 By: /s/ Timothy J. Roach
                                       -----------------------------------------
                                        Timothy J. Roach,
                                        President and Chief Executive Officer


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